UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 26, 1996, (April 26,
1996)
                              ============================

                    Robinson Nugent, Inc.
===========================================================
             (Exact name of registrant as specified in its charter)

     Indiana                       0-9010              35-0957603
================================================================
(State or other jurisdiction            (Commission         (IRS Employer
       of incorporation)                File Number)             Identification
No.)

800 East Eighth Street, New Albany, Indiana            47151-1208
================================================================
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code          (812) 945-0211
                                   =====================


                         Not applicable
===========================================================
          (Former name or former address, if changed since last report)










The Index to Exhibits is located at page 3 in the sequential numbering system.

Page 1 of  7  sequentially numbered pages.

Item 5.        Other Events.
=====          =========
     The information contained in the press release dated April 26, 1996 filed as exhibit 99 hereto is incorporated by reference herein.


                                   Signatures
                                     =======
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ROBINSON NUGENT, INC.



                         By:
                              ===========================
                              Anthony J. Accurso
                              Vice President, Treasurer and
                              Chief Financial Officer

Date:     April 26, 1996













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                                    form 8-k

                                index to exhibits
                                =================
Exhibit Number                               Page Number in
  Assigned in                                          Sequential
Regulation S-K                                     Numbering
     Item 601                           Description of Exhibit
System
============                        ================             ===========
  (1)                Not applicable.

  (2)                Not applicable.

  (4)                Not applicable.

 (16)                Not applicable.

 (17)                Not applicable.

 (21)                Not applicable.

 (23)                Not applicable.

 (24)                Not applicable.

 (27)                Not applicable.

 (99)                Press release dated
                     April 26, 1996               4










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